Exhibit 10.4

EXECUTION VERSION

FOREIGN SUBSIDIARY BORROWING AGREEMENT AND AMENDMENT dated as of January 10, 2017 (this “Agreement”), among TRIMAS COMPANY LLC, a Delaware limited liability company (the “Parent Borrower”), TRIMAS CORPORATION, a Delaware corporation (“Holdings”), TRIMAS CORPORATION LIMITED, a company incorporated in England and Wales (the “New Foreign Subsidiary Borrower”), JPMORGAN CHASE BANK, N.A., a New York banking corporation (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined herein) and as Fronting Lender, JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, each in its capacity as an Issuing Bank, J.P. MORGAN EUROPE LIMITED, in its capacity as Foreign Currency Agent, and the Revolving Lenders party hereto.
W I T N E S S E T H:
WHEREAS, reference is made to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, the “Credit Agreement”), among, inter alia, the Parent Borrower, Holdings, the Subsidiary Term Borrowers party thereto, the Foreign Subsidiary Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and JPMCB as collateral agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Parent Borrower, the Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers (collectively, the “Borrowers”) and the Issuing Banks have agreed to issue Letters of Credit for the account of certain of the Borrowers.
WHEREAS, the Borrowers and the New Foreign Subsidiary Borrower desire that the New Foreign Subsidiary Borrower become a Foreign Subsidiary Borrower.
WHEREAS, Section 10.02(b) of the Credit Agreement permits the Parent Borrower, Holdings and the New Foreign Subsidiary Borrower to make certain amendments to the Credit Agreement with the written consent of the Administrative Agent, the Revolving Lenders party hereto, the Issuing Banks, the Foreign Currency Agent, and the Fronting Lender.
WHEREAS, upon execution of this Agreement, the Credit Agreement will be amended as set forth in Section 2 below.

WHEREAS, the parties hereto are willing to agree to this Agreement on the terms set forth herein.
NOW THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties hereto agree as follows:
SECTION 1.     Addition of New Foreign Subsidiary Borrower.
Each of Holdings, the Borrowers and the New Foreign Subsidiary Borrower represent and warrant that the representations and warranties of the Borrowers in the Credit Agreement relating to the New Foreign Subsidiary Borrower and this Agreement are true and correct on and as of the date hereof. The Borrowers and the New Foreign Subsidiary Borrower represent and warrant that, except for withholding taxes imposed by the United Kingdom, there is no income, stamp, or other tax of any country, or any taxing authority thereof or therein, in the nature of a withholding tax or otherwise, which is imposed on any payment to be made by the New Foreign Subsidiary Borrower pursuant to this Agreement or the Credit Agreement, or is imposed in respect of the execution, delivery or enforcement of this Agreement or the Credit Agreement. Holdings and the Borrowers agree that the Guarantees of Holdings and the Borrowers contained in the Credit Agreement will apply to the Obligations of the New Foreign Subsidiary Borrower.
Upon execution of this Agreement by each of the parties hereto, the New Foreign Subsidiary Borrower shall be a party to the Credit Agreement and a “Foreign Subsidiary Borrower” and a “Borrower” for all purposes thereof, and the New Foreign Subsidiary Borrower hereby agrees to be bound by all provisions of the Credit Agreement; provided that this Agreement shall not become effective if it shall be unlawful for the New Foreign Subsidiary Borrower to become a “Borrower” thereunder or for any Lender to make Loans or otherwise extend credit to the New Foreign Subsidiary Borrower as provided therein.
SECTION 2.     Amendments to Credit Agreement. Effective as of the date hereof, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms therein in appropriate alphabetical order:
“Applicable UK Payment” has the meaning assigned to such term in Section 2.17(k).

“CTA” means the UK Corporation Tax Act 2009.

“Direction” has the meaning assigned to such term in Section 2.17(k)(ii)(A).

“ITA” means the UK Income Tax Act 2007.

“Qualifying Lender” means:

(a)
a Revolving Lender (other than a Lender within clause (b) of the definition of Qualifying Lender) which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is:

(i)	a Lender:

(A)
that is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or

(B)
in respect of an advance under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that such advance under a Loan Document was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or

(ii)	a Lender which is:

(A)	a company resident in the United Kingdom for United Kingdom Tax purposes;

(B)	a partnership, each member of which is:

(1)	a company so resident in the United Kingdom; or

(2)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(C)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(iii)	a Treaty Lender; or

(b)	a Revolving Lender that is a building society (as defined for the purposes of section 880 of the ITA) making an advance.

“Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either:

(a)	a company resident in the United Kingdom for United Kingdom Tax purposes; or

(b)	a partnership each member of which is:

(i)	a company so resident in the United Kingdom; or

(ii)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

“Treaty” has the meaning assigned to such term in the definition of Treaty State.

“Treaty Lender” means a Revolving Lender which:

(a)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(b)	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in any advance is effectively connected; and

(c)	meets all of the conditions in the Treaty that relate to the Lender for full exemption from Taxes imposed by the United Kingdom on interest, subject to the completion of procedural formalities.

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from Tax imposed by the United Kingdom on interest.

“UK Borrower” means a Foreign Subsidiary Borrower which is incorporated in or otherwise organized under the laws of England and Wales or which is resident for Tax purposes in England and Wales.

“UK Loan” means any Loan or other extension of credit (including any Letter of Credit) made to a UK Borrower by a Revolving Lender.

“UK Tax Deduction” has the meaning assigned to such term in Section 2.17(k).

(b)    The definition of “Excluded Taxes” in Section 1.01 of the Credit Agreement is hereby amended by replacing “Section 2.17(g)” therein with “Section 2.17(f)”.
(c)    Section 2.17 of the Credit Agreement is hereby amended by inserting the following clauses (j) through (m) immediately after Section 2.17(i):
(j)    Without limiting the provisions of Section 2.17(g), if a UK Tax Deduction is required by law to be made by a Loan Party from an Applicable UK Payment to a Revolving Lender which is a Treaty Lender and any Loan Party makes an increased payment to that Treaty Lender under Sections 2.17(a) or 2.17(c) in respect of that UK Tax Deduction but the Treaty Lender is or becomes entitled to a refund of the relevant Tax by virtue of the relevant Treaty (a "Treaty Rebate"), the Treaty Lender shall, following written request to do so from the relevant Loan Party, use commercially reasonable endeavours to claim that Treaty Rebate from the relevant Governmental Authority and shall pay to the relevant Loan Party a sum equal to the amount of that Treaty Rebate, net of all out-of-pocket expenses (including any Taxes) and without interest (other than any interest paid by the relevant Governmental Authority in respect of such refund), as soon as reasonably practicable following receipt of the Treaty Rebate from the relevant Governmental Authority. Nothing contained in this Section 2.17(j) shall require any Treaty Lender to make available its Tax returns or any other information relating to its Taxes which it deems confidential to that Lender or any other person.

(k)     Notwithstanding anything to the contrary in any other provision of this Section 2.17, in the case of any UK Loan, no payment by any Loan Party under any Loan Document to that Revolving Lender in connection with that UK Loan (an “Applicable UK Payment”) shall be increased pursuant to Section 2.17(a) by reason of any deduction or withholding on account of Taxes imposed by the United Kingdom (a “UK Tax Deduction”) and no Loan Party shall be liable to make any payment under Section 2.17(c) to a Revolving Lender as a result of or in connection with any such UK Tax Deduction if, on the date on which the Applicable UK Payment falls due:

(i)the payment could have been made to the relevant Lender without a UK Tax Deduction if the Lender had been a Qualifying Lender but, on that date, that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)the relevant Lender is a Qualifying Lender solely by virtue of clause (a)(ii) of the definition of Qualifying Lender, and:

(A)
an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the UK Borrower making the payment a certified copy of that Direction; and

(B)	the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; or

(iii) the relevant Lender is a Qualifying Lender solely by virtue of clause (a)(ii) of the definition of Qualifying Lender and:

(A)	the relevant Lender has not given a Tax Confirmation to the UK Borrower; and

(B)
the payment could have been made to the Lender without any UK Tax Deduction if the Lender had given a Tax Confirmation to the UK Borrower, on the basis that the Tax Confirmation would have enabled the UK Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or

(iv) the relevant Lender is a Treaty Lender and the Loan Party making the payment is able to demonstrate that the payment could have been made to the Lender without a UK Tax Deduction had the Lender complied with its obligations under paragraphs (l)(i) and (l)(iii) below.

(l) Without limiting the provisions of Section 2.17(f):

(i)a Treaty Lender and each relevant UK Borrower which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Loan Party to obtain authorisation to make that payment without a UK Tax Deduction and, upon satisfying a. or b. below, such Treaty Lender shall be deemed to have satisfied its obligations under this paragraph:

(a)a Treaty Lender which (a) is a party to this Agreement on the date on which a UK Borrower becomes a party to this Agreement pursuant to Section 2.20,(b) wishes to lend to that UK Borrower, and (c) holds a passport under the HMRC DT Treaty Passport scheme which it wishes to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in writing to the Parent Borrower and the Administrative Agent on or before (y) the date on which the UK Borrower becomes a party to this Agreement or, if later, (z) the date falling 5 Business Days after the Administrative Agent has notified the Treaty Lender that the UK Borrower has or will become a party to this Agreement in accordance with Section 2.20;

(b)a Treaty Lender which (a) becomes a party to this Agreement after the date on which a UK Borrower has become a party to this Agreement pursuant to Section 2.20, (b) wishes to lend to that UK Borrower, and (c) holds a passport under the HMRC DT Treaty Passport scheme which it wishes to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in writing to the Parent Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement;

(ii)within 30 days of a Treaty Lender satisfying a. or b. in paragraph (i) above, each relevant UK Borrower shall duly complete and file an HM Revenue & Customs form DTTP2 which contains the Treaty Lender’s scheme reference number and jurisdiction of tax residence as notified to the Borrower in accordance with a. or b. in paragraph (i) above (a “UK Borrower DTTP Filing”);

(iii) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with a. or b. of paragraph (i) above and:

(a)a UK Borrower making a payment to that Treaty Lender has not made a UK Borrower DTTP Filing in respect of that Lender within the period provided for in paragraph (ii) above; or

(b)a UK Borrower making a payment to that Treaty Lender has made a UK Borrower DTTP Filing in respect of that Treaty Lender but:

(i) that UK Borrower DTTP Filing has been rejected by HM Revenue & Customs; or

(ii) HM Revenue & Customs has not given the UK Borrower authority to make payments to that Treaty Lender without a UK Tax Deduction within 60 days of the date of the UK Borrower DTTP Filing,

and in each case, the UK Borrower has notified that Treaty Lender in writing, that Treaty Lender and the UK Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Borrower to obtain authorisation to make that payment without a UK Tax Deduction;

(iv) if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with a. or b. in paragraph ý(i) above, no Loan Party shall make a UK Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment(s) or its participation in any Loan unless the Lender otherwise agrees;

(v)a UK Borrower shall, promptly on making a UK Borrower DTTP Filing, deliver a copy of that UK Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Lender.

(m)    A Lender which is a Qualifying Lender solely by virtue of clause (a)(ii) of the definition of Qualifying Lender:

(i)which wishes to lend to a UK Borrower and which is a party to this Agreement on the date on which that UK Borrower becomes a party to this Agreement pursuant to Section 2.20 shall give a Tax Confirmation to the Parent Borrower on or before the date on which the UK Borrower becomes a party to this Agreement or, if later, the date falling 5 Business Days after the Administrative Agent has notified the Lender that the UK Borrower has or will become a party to this Agreement in accordance with Section 2.20;

(ii)which wishes to lend to a UK Borrower and which becomes a party to this Agreement after the date on which that UK Borrower has become a party to this Agreement pursuant to Section 2.20 shall give a Tax Confirmation to the Parent Borrower on or before the date on which it becomes a party to this Agreement; and

(iii) shall promptly notify the Parent Borrower if there is any change in the position from that set out in its Tax Confirmation.

SECTION 3.     Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Except as expressly set forth herein, nothing in this Agreement shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 4.     Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

TRIMAS CORPORATION,

by
/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Chief Financial Officer

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

TRIMAS COMPANY LLC

by
/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President & Secretary

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

TRIMAS CORPORATION LIMITED

by
/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Director

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Issuing Bank, Fronting Lender and Revolving Lender,

by
/s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

J.P. MORGAN EUROPE LIMITED, as Foreign Currency Agent,

by
/s/ Aljan Kayaalp
Name: Aljan Kayaalp
Title: Executive Director

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

BANK OF AMERICA, N.A., as Issuing Bank and Revolving Lender,

by
/s/ Gregory J. Bosio
Name: Gregory J. Bosio
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Bank and Revolving Lender,

by
/s/ John D. Brady
Name: John D. Brady
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

BANK OF MONTREAL, as Revolving Lender,

by
/s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

BANK OF MONTREAL, London Branch as Revolving Lender,

by
/s/ Tony Ebdon /s/ Andy McClinton
Name: Tony Ebdon Andy McClinton
Title: Managing Director MD

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

CITIZENS BANK, N.A., as Revolving Lender,

by
/s/ Megan Livingston
Name: Megan Livingston
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

MUFG UNION BANK, N.A., as Revolving Lender,

by
/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

BRANCH BANKING & TRUST COMPANY, as Revolving Lender,

by
/s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender,

by
/s/ Suzannah Valdivia
Name: SUZANNAH VALDIVIA
Title: SENIOR VICE PRESIDENT

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Revolving Lender,

by
/s/ Jeffery S. Johnson
Name: Jeffery S. Johnson
Title: Senior Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION, as Revolving Lender,

by
/s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Senior Vice President, Corporate
Banking

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as Revolving Lender,

by
/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

by
/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

THE HUNTINGTON NATIONAL BANK, as Revolving Lender,

by
/s/ Dan Swanson
Name: Dan Swanson
Title: Assistant Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

THE NORTHERN TRUST COMPANY, as Revolving Lender,

by
/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]

COMERICA BANK, as Revolving Lender,

by
/s/ Nicole Swigert
Name: Nicole Swigert
Title: Vice President

[Signature page to Foreign Subsidiary Borrowing Agreement and Amendment]